UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04527)

Exact name of registrant as specified in charter:	Putnam Minnesota Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	May 31, 2022

Date of reporting period:	June 1, 2021 – May 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Minnesota Tax Exempt Income Fund

Annual report
5 | 31 | 22

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PXMNX

Putnam Minnesota
Tax Exempt
Income Fund

Annual report
5 | 31 | 22

Message from the Trustees

July 12, 2022

Dear Fellow Shareholder:

Financial markets in the first half of 2022 have tested the patience of investors. High inflation and rising interest rates have clouded the outlook for the U.S. economy. The Russia-Ukraine War has disrupted global energy markets, while pandemic-driven lockdowns in China have slowed global growth.

These issues, which are important to monitor and may persist for some time, are likely shorter term in nature than your long-term financial goals. History has shown that markets eventually recover from downturns. At Putnam, dedicated and experienced investors are working for you. They are evaluating risks while trying to achieve strong performance for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Municipal bonds finance important public projects, such as schools, roads, and hospitals. The bonds are backed by the issuing city, town, or other government entity or by revenues collected from usage fees.

However, unlike U.S. Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, Minnesota residents generally pay no state income taxes on distributions paid from municipal bonds issued in the North Star State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam Minnesota Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 Minnesota Tax Exempt Income Fund

Sources: Putnam, Bloomberg Index Services Limited, as of 5/31/22. Past performance is no guarantee of future results. Yields for U.S. Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg U.S. Treasury Index, an unmanaged index of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury; the Bloomberg U.S. Corporate Bond Index, an unmanaged index of U.S. dollar-denominated, investment-grade, fixed-rate, taxable corporate bonds; and the Bloomberg Municipal Bond Index, an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Annual after-tax income is based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax. The income data is based on a hypothetical $100,000 investment.

Source: Moody’s Investors Service, Annual U.S. Municipal Bond Defaults and Recoveries, Five-Year Average Cumulative Default Rates, 1970–2020 (July 2021). Most recent data available.

Minnesota Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 9–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/22. See above and pages 9–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Minnesota Tax Exempt Income Fund

Paul, how was the market environment for municipal bonds during the 12-month period ended May 31, 2022?

Municipal bonds began the period on solid ground, supported by positive supply/demand technicals, low interest rates, and strong economic growth. In the second half of the period, market conditions became more challenging. Investors feared that persistently high inflation might prompt the Federal Reserve to pare back pro-growth monetary policies faster than expected. Inflation concerns were stoked by supply chain disruptions, rising labor costs, and higher commodity prices. Geopolitical and economic uncertainties surrounding Russia’s invasion of Ukraine in February 2022 also unnerved investors.

At their March 2022 meeting, Fed policymakers raised their benchmark interest rate by a quarter percentage point and signaled their intent to take further measures to curb the highest inflation in 40 years. The markets began pricing in a higher probability that the Fed would raise interest rates more aggressively. At their May 2022 meeting, Fed officials raised their key rate by half a percentage point, the largest hike in 22 years. The Fed also announced that

Minnesota Tax Exempt Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 5/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 5/31/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6 Minnesota Tax Exempt Income Fund

it would begin reducing bond holdings on its balance sheet on June 1, 2022.

Given surging inflation and the Fed’s hawkish messaging, municipal bond prices fell, and their yields rose as the markets began pricing in the faster pace of monetary policy normalization. Short-term yields rose more than longer-term yields, and the entire yield curve flattened amid the bearish market sentiment. Credit spreads, which are the difference in yield between higher- and lower-rated municipal bonds, widened.

As investors sought cash, municipal bond funds sold holdings to generate liquidity to meet redemptions. This exerted further downward pressure on prices, resulting in increasingly difficult market technicals [supply/demand dynamics] for the asset class.

For the 12-month period, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –6.79%. Municipal bonds outperformed U.S. Treasuries and the broader U.S. fixed income markets. Shorter-term municipal bonds outperformed longer-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated bonds in the risk-off environment.

What is your current assessment of the health of Minnesota’s municipal bond market?

Through May 2022, Minnesota’s general fund revenue was outperforming by $2.3 billion, or 9.4%, on a year-to-date basis. The state benefits from a manageable level of bond debt and pension liabilities. Fixed costs [debt service, pension contributions, and other post-employment benefits] account for about 5% of revenues versus a sector median of 8%. In our view, this implies a high level of fiscal flexibility. Finally, the state’s aggregate pension liability is about 80% funded, with Minnesota’s largest pension system funded at 91%.

How did the fund perform during the reporting period?

For the 12 months ended May 31, 2022, the fund outperformed its benchmark and the –6.77% average return of its Lipper peer group, Minnesota Municipal Debt Funds. The fund also outperformed the –6.74% return of the median fund ranked within its Lipper peer group. [Median is the midpoint in a series of values laid out in numerical order.]

What strategies or holdings influenced the fund’s performance during the reporting period?

With the significant sell-off in fixed income in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was neutral relative to the average level of its Lipper peer group.

At period-end, the fund held an overweight exposure to bonds rated A and BB relative to the benchmark. The fund was slightly underweight in high-yield bonds relative to its Lipper peers at period-end due to our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth. While credit spreads widened over the period, they were not excessively wide versus longer-term averages. From a sector- or industry-positioning perspective, we favored charter school, higher education, and utility bonds compared with the fund’s Lipper peer group.

The fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group. At period-end, the fund had no holdings in bonds issued by Puerto Rico. However, we have become somewhat

Minnesota Tax Exempt Income Fund 7

more optimistic about the U.S. territory’s credit fundamentals. In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bond-holders, and restore its public pension system. We continue to monitor Puerto Rico debt for potential investment opportunities.

How did you use derivatives during the period?

We utilized total return swap contracts to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation.

What is your outlook for the municipal bond market as we head into the second half of 2022?

So far in 2022, market technical factors have generated headwinds for the asset class as positive seasonal factors waned and fund flows turned negative. Although technicals remain challenged, credit fundamentals are strong and valuations are fair, in our view.

We expect volatility and uncertainty to remain elevated in the near term as stubbornly high inflation, a hawkish Fed, and the war in Ukraine continue to put pressure on the global landscape. However, the increased income from higher yields can help provide a cushion against negative returns and rising interest rates, in our view. Future returns look more promising for longer-term investors, in our opinion.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Minnesota Tax Exempt Income Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2022, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 5/31/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/23/89)
Before sales charge	4.40%	1.94%	1.22%	0.05%	–6.65%
After sales charge	4.27	1.53	0.40	–1.30	–10.38
Class B (7/15/93)
Before CDSC	4.20	1.43	0.60	–0.56	–7.24
After CDSC	4.20	1.43	0.23	–1.52	–11.81
Class C (10/3/06)
Before CDSC	4.21	1.32	0.47	–0.71	–7.37
After CDSC	4.21	1.32	0.47	–0.71	–8.28
Class R6 (5/22/18)
Net asset value	4.52	2.20	1.49	0.33	–6.37
Class Y (1/2/08)
Net asset value	4.52	2.19	1.46	0.30	–6.40

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 4.00% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R6 and Y shares have no initial sales charge or CDSC. Performance for class B, C, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Minnesota Tax Exempt Income Fund 9

Comparative annualized index returns For periods ended 5/31/22

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg Municipal
Bond Index	5.24%	2.54%	1.78%	0.50%	–6.79%
Lipper Minnesota
Municipal Debt Funds
category average*	4.59	1.89	1.17	–0.01	–6.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/22, there were 38, 37, 33, 26, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,527 and $11,399, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class R6 and Y shares would have been valued at $12,430 and $12,416, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

10 Minnesota Tax Exempt Income Fund

Fund price and distribution information For the 12-month period ended 5/31/22

Distributions	Class A		Class B	Class C	Class R6	Class Y
Number	12		12	12	12	12
Income[1]	$0.158155		$0.101416	$0.086594	$0.185156	$0.181990
Capital gains[2]
Long-term gains	0.006868		0.006868	0.006868	0.006868	0.006868
Short-term gains	0.015065		0.015065	0.015065	0.015065	0.015065
Total	$0.180088		$0.123349	$0.108527	$0.207089	$0.203923
	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value
5/31/21	$9.61	$10.01	$9.58	$9.60	$9.63	$9.63
5/31/22	8.80	9.17	8.77	8.79	8.82	8.82
	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value
Current dividend rate[3]	2.15%	2.06%	1.53%	1.36%	2.37%	2.39%
Taxable equivalent[4]	4.36	4.17	3.10	2.76	4.80	4.84
Current 30-day
SEC yield[5]	N/A	2.19	1.70	1.55	2.57	2.52
Taxable equivalent[4]	N/A	4.44	3.44	3.14	5.21	5.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 50.65% federal and state combined tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Minnesota Tax Exempt Income Fund 11

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 6/30/22

	Life of fund	10 years	5 years	3 years	1 year
Class A (10/23/89)
Before sales charge	4.34%	1.77%	0.95%	–0.66%	–8.50%
After sales charge	4.21	1.35	0.13	–2.01	–12.16
Class B (7/15/93)
Before CDSC	4.14	1.26	0.33	–1.20	–8.98
After CDSC	4.14	1.26	–0.04	–2.16	–13.47
Class C (10/3/06)
Before CDSC	4.15	1.14	0.18	–1.39	–9.12
After CDSC	4.15	1.14	0.18	–1.39	–10.01
Class R6 (5/22/18)
Net asset value	4.46	2.02	1.21	–0.35	–8.22
Class Y (1/2/08)
Net asset value	4.45	2.01	1.19	–0.38	–8.25

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R6	Class Y
Total annual operating expenses for the fiscal
year ended 5/31/21	0.86%	1.46%	1.61%	0.57%	0.61%
Annualized expense ratio for the six-month
period ended 5/31/22*†	0.87%	1.47%	1.62%	0.58%	0.62%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes one-time annualized proxy cost of 0.01%.

12 Minnesota Tax Exempt Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 12/1/21 to 5/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.18	$7.06	$7.78	$2.79	$2.99
Ending value (after expenses)	$928.80	$925.80	$926.20	$931.30	$931.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (182); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 5/31/22, use the following calculation method. To find the value of your investment on 12/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R6	Class Y
Expenses paid per $1,000*†	$4.38	$7.39	$8.15	$2.92	$3.13
Ending value (after expenses)	$1,020.59	$1,017.60	$1,016.85	$1,022.04	$1,021.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (182); and then dividing that result by the number of days in the year (365).

Minnesota Tax Exempt Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

The fund’s performance will be closely tied to the economic and political conditions in Minnesota and can be more volatile than the performance of a more geographically diversified fund. To the extent the fund invests in securities of issuers located outside of Minnesota, the fund may also be exposed to the risks affecting other states. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

14 Minnesota Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Minnesota Tax Exempt Income Fund 15

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 Minnesota Tax Exempt Income Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2022, Putnam employees had approximately $488,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

Minnesota Tax Exempt Income Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Minnesota Tax Exempt Income Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Minnesota Tax Exempt Income Fund 19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Minnesota Tax Exempt Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Minnesota Tax Exempt Income Fund (the “Fund”) as of May 31, 2022, the related statement of operations for the year ended May 31, 2022, the statement of changes in net assets for each of the two years in the period ended May 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2022 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 12, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

20 Minnesota Tax Exempt Income Fund

The fund’s portfolio 5/31/22

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
COP Certificates of Participation
FNMA Coll. Federal National Mortgage Association Collateralized
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
OTC Over-the-counter
U.S. Govt. Coll. U.S. Government Collateralized
VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.79% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (98.3%)*	Rating**	Principal amount	Value
Guam (1.8%)
Territory of GU, Govt. Bus. Privilege Tax Rev. Bonds, Ser. F, 4.00%, 1/1/42	Ba1	$1,300,000	$1,184,532
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	510,000	529,692
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A−	1,000,000	1,098,750
			2,812,974
Illinois (0.8%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa1	1,250,000	1,322,055
			1,322,055
Minnesota (95.0%)
Apple Valley, Sr. Hsg. Rev. Bonds, (Orchard Path Phase II), 4.00%, 9/1/61	BB−/P	400,000	326,808
Aurora, G.O. Bonds, (Indpt. School Dist. No. 2711), Ser. B, zero %, 2/1/29	Aa2	940,000	755,985
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	1,550,000	1,398,099
4.00%, 8/1/36	BB+	300,000	279,069
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BB+	895,000	818,747
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191), Ser. A, 4.00%, 2/1/33	Aa2	500,000	521,036
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	511,726
Central MN Muni. Pwr. Agcy. Rev. Bonds, AGM
5.00%, 1/1/32	AA	250,000	287,061
5.00%, 1/1/31	AA	350,000	402,982
5.00%, 1/1/30	AA	215,000	248,652
4.00%, 1/1/42	AA	340,000	347,165
4.00%, 1/1/33	AA	175,000	187,305
3.00%, 1/1/37	AA	300,000	290,958
3.00%, 1/1/36	AA	300,000	292,445
3.00%, 1/1/35	AA	375,000	362,052
3.00%, 1/1/34	AA	780,000	760,607
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112), Ser. A, 5.00%, 2/1/31	Aa2	500,000	550,709
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	750,000	707,851

Minnesota Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	$345,000	$349,814
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	515,150
U.S. Govt. Coll., 5.125%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	500,000	518,386
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa2	1,390,000	1,567,118
Ser. B, 5.00%, 2/1/27	Aa2	370,000	411,844
Ser. B, 5.00%, 2/1/26	Aa2	395,000	432,573
Ser. B, 5.00%, 2/1/25	Aa2	375,000	401,981
Ser. B, 5.00%, 2/1/24	Aa2	400,000	419,544
Ser. B, 5.00%, 2/1/23	Aa2	380,000	388,412
Ser. A, 4.00%, 3/1/32	Baa3	1,355,000	1,316,527
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A
4.00%, 7/1/41	BB/P	930,000	881,125
4.00%, 7/1/36	BB/P	250,000	242,905
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds
(Essentia Hlth. Oblig. Group), Ser. A, 5.25%, 2/15/58	A−	1,000,000	1,065,384
(Essentia Hlth. Oblig. Group), 5.00%, 2/15/43	A−	2,000,000	2,121,799
(St. Luke’s Hosp. of Duluth Oblig. Group), 4.00%, 6/15/39	BBB−	225,000	224,772
(St. Luke’s Hosp. of Duluth Oblig. Group), 4.00%, 6/15/38	BBB−	375,000	375,522
(St. Luke’s Hosp. of Duluth Oblig. Group), 3.00%, 6/15/44	BBB−	825,000	663,235
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	255,510
4.50%, 8/1/26	BB+	355,000	362,691
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB−/P	500,000	509,953
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB+	250,000	254,743
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa2	1,000,000	794,658
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	589,620
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,672,127
Hennepin Cnty., Regl. RR Auth. G.O. Bonds, Ser. A
5.00%, 12/1/38	AAA	2,000,000	2,286,165
5.00%, 12/1/37	AAA	1,000,000	1,144,693
Independence, Charter School Rev. Bonds, (Global Academy, Inc.), Ser. A, 4.00%, 7/1/51	BB	650,000	555,325
Intermediate School Dist. No. 287 COP, Ser. A, 4.00%, 5/1/27	A1	250,000	260,711

22 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 717), Ser. A
5.00%, 2/1/28 (Prerefunded 2/1/23)	Aa2	$960,000	$980,928
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	40,872
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194), Ser. B, 4.00%, 2/1/27	Aa2	510,000	542,312
Litchfield, G.O. Bonds, (Indpt. School Dist. No. 465)
5.00%, 2/1/25	AAA	870,000	935,405
5.00%, 2/1/24	AAA	1,065,000	1,119,367
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	532,973
5.00%, 5/1/31	Baa1	500,000	536,145
5.00%, 5/1/30	Baa1	850,000	915,638
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Allina Hlth. Oblig. Group.), 5.00%, 11/15/23	Aa3	1,700,000	1,773,665
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.)
Ser. B-2, 0.62%, 11/15/35	VMIG 1	1,600,000	1,600,000
Ser. B-1, 0.60%, 11/15/35	VMIG 1	800,000	800,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	A+	825,000	887,863
Ser. C, 5.00%, 1/1/36	A+	825,000	888,827
Ser. B, 5.00%, 1/1/23	A	730,000	743,506
Minneapolis, G.O. Bonds
(Special School Dist. No. 1), Ser. A, 5.00%, 2/1/32	AAA	1,050,000	1,267,349
(Special School Dist. No. 1), Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,679,937
3.00%, 12/1/28	AAA	1,650,000	1,692,731
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	Baa1	100,000	101,238
4.00%, 6/1/27	Baa1	100,000	103,161
Minneapolis, Hlth. Care Syst. Rev. Bonds
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/44	A	250,000	259,151
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 5.00%, 11/15/34	A	2,230,000	2,414,894
(Allina Hlth.), 4.00%, 11/15/40	Aa3	4,510,000	4,552,219
(Fairview Hlth. Svcs. Oblig. Group), Ser. A, 4.00%, 11/15/38	A	500,000	507,876
Minneapolis, Hlth. Care Syst. VRDN (Fairview Hlth. Svcs. Oblig. Group), Ser. B, 0.70%, 11/15/48	VMIG 1	1,000,000	1,000,000
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	504,452
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 0.79%, 5/15/34	VMIG 1	575,000	575,000
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,170,642

Minnesota Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	$1,000,000	$1,030,501
Ser. B, 5.00%, 3/1/29	AA+	500,000	504,222
MN State College & U. Rev. Bonds, Ser. A, 4.00%, 10/1/25	AA−	1,000,000	1,005,893
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Bethel U.), 5.00%, 5/1/47	BB+	1,000,000	1,017,806
(Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	750,000	757,661
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,091,434
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,059,490
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	803,637
(St. Catherine U.), Ser. 7-Q, U.S. Govt. Coll., 5.00%, 10/1/32 (Prerefunded 10/1/22)	Baa1	700,000	708,584
(St. John’s U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	505,796
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,010,483
(St. Olaf College), 4.00%, 10/1/46	A1	3,350,000	3,413,936
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	1,500,000	1,520,336
(St. John’s U.), 4.00%, 10/1/39	A2	425,000	429,846
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	590,116
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	516,402
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	936,200
(St. John’s U.), 4.00%, 10/1/35	A2	170,000	173,778
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	403,865
(St. John’s U.), 4.00%, 10/1/34	A2	175,000	179,130
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	405,778
(St. John’s U.), 4.00%, 10/1/33	A2	475,000	489,551
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	90,204
(Macalester College), 3.00%, 3/1/43	Aa3	325,000	290,929
(Macalester College), 3.00%, 3/1/40	Aa3	360,000	332,447
(St. John’s U.), 3.00%, 10/1/38	A2	245,000	215,018
(St. Olaf College), 3.00%, 10/1/38	A1	2,000,000	1,835,762
(St. John’s U.), 3.00%, 10/1/36	A2	420,000	377,153
MN State Hsg. Fin. Agcy. Rev. Bonds, Ser. F, 3.00%, 7/1/52	Aa1	3,195,000	3,163,147
MN State Muni. Gas Agcy. Mandatory Put Bonds (12/1/27), Ser. A, 4.00%, 12/1/52	Aa1	4,000,000	4,191,652
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/35	A1	500,000	533,323
Ser. A, 5.00%, 10/1/34	A1	850,000	907,050
5.00%, 10/1/33	A1	250,000	266,956
5.00%, 10/1/29	A1	350,000	391,661
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	475,000	475,074
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E, 3.50%, 1/1/46	Aa1	240,000	242,633
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	521,297
New London-Spicer, G.O. Bonds, (Indpt. School Dist. No. 345), Ser. A, 4.00%, 2/1/31	AAA	500,000	527,052

24 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	$400,000	$436,295
5.00%, 1/1/36	A3	180,000	197,060
5.00%, 1/1/35	A3	170,000	186,175
5.00%, 1/1/34	A3	210,000	230,213
5.00%, 1/1/33	A3	235,000	258,057
5.00%, 1/1/32	A3	215,000	236,319
5.00%, 1/1/31	A3	200,000	220,036
5.00%, 1/1/28	A3	250,000	273,848
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB−	200,000	196,819
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,567,259
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/23	AAA	3,000,000	3,047,695
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43 (Prerefunded 12/1/23)	Aa3	1,000,000	1,048,382
Ser. A, 5.00%, 12/1/36	Aa3	500,000	558,963
Ser. A, 5.00%, 12/1/35	Aa3	730,000	817,415
Rochester, Hlth. Care Fac. Rev. Bonds
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	617,409
(Olmsted Med. Ctr.), 5.00%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	650,000	672,680
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,526,572
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 0.68%, 11/15/38	A-1+	2,165,000	2,165,000
Ser. B, 0.68%, 11/15/38	VMIG 1	2,000,000	2,000,000
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/32	AAA	1,805,000	1,961,557
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa2	700,000	460,579
Shakopee, G.O. Bonds, (Indpt. School Dist. No. 720), Ser. C, zero %, 2/1/30	Aa2	3,355,000	2,676,907
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A−	670,000	690,091
5.00%, 9/1/29	A−	250,000	259,451
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/42	A1	1,500,000	1,666,207
5.00%, 1/1/36	A1	500,000	544,993
NATL, zero %, 1/1/24	A1	2,000,000	1,933,510
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,560,369
4.00%, 5/1/49	A2	1,000,000	982,441
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds, (Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	505,039
St. Paul, G.O. Bonds, (Indpt. School Dist. No. 625), Ser. D, 5.00%, 2/1/29	AAA	1,310,000	1,509,797

Minnesota Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Minnesota cont.
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB	$350,000	$332,280
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Hmong College Prep Academy), 5.75%, 9/1/46	BB+	2,000,000	2,103,409
(Hmong College Prep Academy), 5.00%, 9/1/55	BB+	500,000	503,659
Ser. A, 5.00%, 12/1/37	BBB−	500,000	512,993
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	255,424
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB	500,000	504,271
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BB+	300,000	283,123
(Nova Classical Academy), 4.00%, 9/1/31	BB+	350,000	348,911
(Nova Classical Academy), 2.00%, 9/1/26	BB+	350,000	324,583
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A−	650,000	674,272
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	A	1,000,000	1,015,278
4.00%, 11/15/36	A	1,000,000	1,016,787
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A2	1,000,000	1,044,503
5.00%, 7/1/32	A2	500,000	522,729
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	708,509
St. Paul, Metro. Council Area G.O. Bonds, (Transit Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,122,843
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A−/P	750,000	750,730
U. of MN Rev. Bonds, Ser. A
5.00%, 9/1/41	Aa1	2,000,000	2,204,910
5.00%, 4/1/41	Aa1	1,000,000	1,076,791
5.00%, 9/1/39	Aa1	1,500,000	1,656,993
5.00%, 4/1/35	Aa1	1,000,000	1,082,458
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,678,113
5.00%, 1/1/32	Aa3	500,000	548,601
U.S. Govt. Coll., 5.00%, 1/1/31 (Prerefunded 1/1/24)	Aa3	1,000,000	1,050,583
5.00%, 1/1/30	Aa3	1,000,000	1,019,029
Winona, G.O. Bonds, (Indpt. School Dist. No. 861), Ser. A, 4.00%, 2/1/31	AAA	1,075,000	1,162,898
			147,185,316
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	260,000	265,824
			265,824
New York (—%)
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A−	100,000	103,056
			103,056

26 Minnesota Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.3%)* cont.	Rating**	Principal amount	Value
Ohio (0.3%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	$150,000	$155,180
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	265,500
			420,680
Wisconsin (0.2%)
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB−/P	250,000	255,074
			255,074
Total municipal bonds and notes (cost $155,501,585)			$152,364,979

SHORT-TERM INVESTMENTS (0.7%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.83% L	Shares	329,374	$329,374
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.74% P	Shares	250,000	250,000
U.S. Treasury Bills 0.562%, 6/21/22		$100,000	99,967
U.S. Treasury Bills 0.499%, 6/16/22		300,000	299,927
U.S. Treasury Bills 0.376%, 6/7/22		100,000	99,992
Total short-term investments (cost $1,079,276)			$1,079,260

TOTAL INVESTMENTS
Total investments (cost $156,580,861)	$153,444,239

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2021 through May 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $154,948,636.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. For further details regarding security ratings, please see the Statement of Additional Information.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $1,646 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Minnesota Tax Exempt Income Fund 27

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.79%, 1.12% and 1.61%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Education	24.0%
Local debt	22.9
Health care	21.6
Utilities	11.5

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/22
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$1,600,000	$101,984	$—	7/5/22	—	0.88% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(101,984)
400,000	89,935	—	7/5/22	—	1.79% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	89,935
1,100,000	4,007	—	7/6/22	—	2.23% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	4,007
275,000	6,396	—	7/6/22	—	2.80% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	6,396

28 Minnesota Tax Exempt Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 5/31/22 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,750,000	$52,672	$—	8/3/22	—	2.88% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$52,672
3,700,000	224,571	—	8/17/22	—	3.20% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	224,571
Upfront premium received		—		Unrealized appreciation		377,581
Upfront premium (paid)		—		Unrealized (depreciation)		(101,984)
Total		$—		Total	$275,597

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$152,364,979	$—
Short-term investments	250,000	829,260	—
Totals by level	$250,000	$153,194,239	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$275,597	$—
Totals by level	$—	$275,597	$—

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 29

Statement of assets and liabilities 5/31/22

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $156,251,487)	$153,114,865
Affiliated issuers (identified cost $329,374) (Note 5)	329,374
Interest and other receivables	1,716,265
Receivable for shares of the fund sold	582,220
Receivable for investments sold	20,271
Unrealized appreciation on OTC swap contracts (Note 1)	377,581
Prepaid assets	19,504
Total assets	156,160,080

LIABILITIES
Payable for investments purchased	70
Payable for shares of the fund repurchased	630,407
Payable for compensation of Manager (Note 2)	55,282
Payable for custodian fees (Note 2)	4,248
Payable for investor servicing fees (Note 2)	23,715
Payable for Trustee compensation and expenses (Note 2)	45,809
Payable for administrative services (Note 2)	501
Payable for distribution fees (Note 2)	29,177
Distributions payable to shareholders	5,466
Unrealized depreciation on OTC swap contracts (Note 1)	101,984
Collateral on certain derivative contracts, at value (Notes 1 and 8)	250,000
Other accrued expenses	64,785
Total liabilities	1,211,444

Net assets	$154,948,636

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$160,373,813
Total distributable earnings (Note 1)	(5,425,177)
Total — Representing net assets applicable to capital shares outstanding	$154,948,636

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($57,695,278 divided by 6,555,196 shares)	$8.80
Offering price per class A share (100/96.00 of $8.80)*	$9.17
Net asset value and offering price per class B share ($132,575 divided by 15,109 shares)**	$8.77
Net asset value and offering price per class C share ($4,704,634 divided by 535,417 shares)**	$8.79
Net asset value, offering price and redemption price per class R6 share
($5,327,996 divided by 604,085 shares)	$8.82
Net asset value, offering price and redemption price per class Y share
($87,088,153 divided by 9,875,442 shares)	$8.82

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30 Minnesota Tax Exempt Income Fund

Statement of operations Year ended 5/31/22

INVESTMENT INCOME
Interest (including interest income of $2,252 from investments in affiliated issuers) (Note 5)	$4,033,065
Total investment income	4,033,065

EXPENSES
Compensation of Manager (Note 2)	671,430
Investor servicing fees (Note 2)	141,475
Custodian fees (Note 2)	12,005
Trustee compensation and expenses (Note 2)	5,951
Distribution fees (Note 2)	222,951
Administrative services (Note 2)	4,177
Other	131,358
Total expenses	1,189,347
Expense reduction (Note 2)	(140)
Net expenses	1,189,207

Net investment income	2,843,858

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,704,301)
Futures contracts (Note 1)	350,523
Swap contracts (Note 1)	(1,290,737)
Total net realized loss	(2,644,515)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(11,364,788)
Futures contracts	3,341
Swap contracts	350,057
Total change in net unrealized depreciation	(11,011,390)

Net loss on investments	(13,655,905)

Net decrease in net assets resulting from operations	$(10,812,047)

The accompanying notes are an integral part of these financial statements.

Minnesota Tax Exempt Income Fund 31

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 5/31/22	Year ended 5/31/21
Operations
Net investment income	$2,843,858	$2,642,702
Net realized gain (loss) on investments	(2,644,515)	757,020
Change in net unrealized appreciation (depreciation)
of investments	(11,011,390)	2,250,188
Net increase (decrease) in net assets resulting
from operations	(10,812,047)	5,649,910
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	—	(6,042)
Class B	—	(21)
Class C	—	(1,849)
Class R6	—	(414)
Class Y	—	(5,048)
Net realized short-term gain on investments
Class A	(105,020)	(234,361)
Class B	(262)	(712)
Class C	(9,171)	(37,946)
Class R6	(11,305)	(20,785)
Class Y	(132,114)	(230,349)
From tax-exempt net investment income
Class A	(1,109,770)	(1,182,856)
Class B	(1,702)	(2,490)
Class C	(52,128)	(105,193)
Class R6	(135,096)	(97,724)
Class Y	(1,562,778)	(1,260,541)
From net realized long-term gain on investments
Class A	(47,885)	(3,367)
Class B	(119)	(10)
Class C	(4,182)	(557)
Class R6	(5,156)	(297)
Class Y	(60,202)	(3,297)
Increase from capital share transactions (Note 4)	13,347,736	17,888,538
Total increase (decrease) in net assets	(701,201)	20,344,589

NET ASSETS
Beginning of year	155,649,837	135,305,248
End of year	$154,948,636	$155,649,837

The accompanying notes are an integral part of these financial statements.

32 Minnesota Tax Exempt Income Fund

This page left blank intentionally.

Minnesota Tax Exempt Income Fund 33

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
May 31, 2022	$9.61	.16	(.79)	(.63)	(.16)	(.02)	(.18)	$8.80	(6.65)	$57,695.86		1.67	25
May 31, 2021	9.44	.17	.21	.38	(.17)	(.04)	(.21)	9.61	4.02	69,200.86		1.76	12
May 31, 2020	9.35	.19	.10	.29	(.19)	(.01)	(.20)	9.44	3.15	65,151.85		2.16	14
May 31, 2019	9.14	.23	.22	.45	(.23)	(.01)	(.24)	9.35	4.98	64,116.87		2.51	19
May 31, 2018	9.32	.26	(.17)	.09	(.26)	(.01)	(.27)	9.14	1.07	70,606.87		2.68	17
Class B
May 31, 2022	$9.58	.10	(.79)	(.69)	(.10)	(.02)	(.12)	$8.77	(7.24)	$133	1.46	1.06	25
May 31, 2021	9.41	.11	.21	.32	(.11)	(.04)	(.15)	9.58	3.41	190	1.46	1.17	12
May 31, 2020	9.32	.13	.10	.23	(.13)	(.01)	(.14)	9.41	2.51	254	1.47	1.55	14
May 31, 2019	9.11	.17	.22	.39	(.17)	(.01)	(.18)	9.32	4.34	532	1.49	1.88	19
May 31, 2018	9.29	.20	(.16)	.04	(.21)	(.01)	(.22)	9.11	.43	536	1.49	2.06	17
Class C
May 31, 2022	$9.60	.09	(.79)	(.70)	(.09)	(.02)	(.11)	$8.79	(7.37)	$4,705	1.61	.92	25
May 31, 2021	9.43	.10	.21	.31	(.10)	(.04)	(.14)	9.60	3.24	6,605	1.61	1.03	12
May 31, 2020	9.34	.12	.10	.22	(.12)	(.01)	(.13)	9.43	2.36	12,439	1.62	1.39	14
May 31, 2019	9.12	.16	.23	.39	(.16)	(.01)	(.17)	9.34	4.29	13,429	1.64	1.74	19
May 31, 2018	9.30	.19	(.17)	.02	(.19)	(.01)	(.20)	9.12	.29	16,078	1.64	1.91	17
Class R6
May 31, 2022	$9.63	.18	(.78)	(.60)	(.19)	(.02)	(.21)	$8.82	(6.37)	$5,328.57		1.96	25
May 31, 2021	9.46	.19	.22	.41	(.20)	(.04)	(.24)	9.63	4.30	6,791.57		2.03	12
May 31, 2020	9.37	.22	.10	.32	(.22)	(.01)	(.23)	9.46	3.41	3,398.59		2.41	14
May 31, 2019	9.15	.25	.23	.48	(.25)	(.01)	(.26)	9.37	5.37	2,639.61		2.73	19
May 31, 2018 †	9.09	—[c]	.07	.07	(.01)	—	(.01)	9.15	.74*	10	.02*	.08*	17
Class Y
May 31, 2022	$9.63	.18	(.79)	(.61)	(.18)	(.02)	(.20)	$8.82	(6.40)	$87,088.61		1.93	25
May 31, 2021	9.46	.19	.22	.41	(.20)	(.04)	(.24)	9.63	4.27	72,862.61		2.01	12
May 31, 2020	9.37	.21	.10	.31	(.21)	(.01)	(.22)	9.46	3.38	54,063.62		2.38	14
May 31, 2019	9.16	.25	.22	.47	(.25)	(.01)	(.26)	9.37	5.22	42,285.64		2.72	19
May 31, 2018	9.34	.28	(.17)	.11	(.28)	(.01)	(.29)	9.16	1.30	22,527.64		2.91	17

* Not annualized.

† For the period May 22, 2018 (commencement of operations) to May 31, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

34 Minnesota Tax Exempt Income Fund	Minnesota Tax Exempt Income Fund 35

Notes to financial statements 5/31/22

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from June 1, 2021 through May 31, 2022.

Putnam Minnesota Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and Minnesota personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in tax-exempt investments. Tax-exempt investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and Minnesota personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Interest income from private activity bonds may be subject to federal AMT for individuals. These investments are not included for the purpose of complying with the 80% investment policy. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 4.00%. Class A shares generally are not subject to a contingent deferred sales charge, and class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. The expenses for class A, class B and class C shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class C shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

36 Minnesota Tax Exempt Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

Minnesota Tax Exempt Income Fund 37

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign

38 Minnesota Tax Exempt Income Fund

exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,646 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At May 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$2,432,299	$236,109	$2,668,408

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the reporting period, there were no material temporary or permanent differences. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $10,885 to decrease undistributed net investment income and $10,885 to decrease accumulated net realized loss.

Minnesota Tax Exempt Income Fund 39

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$1,826,874
Unrealized depreciation	(4,694,850)
Net unrealized depreciation	(2,867,976)
Undistributed ordinary income	1,999
Undistributed tax-exempt income	114,673
Capital loss carryforward	(2,668,408)
Cost for federal income tax purposes	$156,587,812

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.422% of the fund’s average net assets.

Putnam Management has contractually agreed, through September 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

40 Minnesota Tax Exempt Income Fund

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$59,726	Class R6	3,448
Class B	149	Class Y	73,009
Class C	5,143	Total	$141,475

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $140 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $114, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$164,735
Class B	1.00%	0.85%	1,402
Class C	1.00%	1.00%	56,814
Total			$222,951

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $3,884 from the sale of class A shares and received no monies and $9 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Minnesota Tax Exempt Income Fund 41

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$45,461,043	$36,569,635
U.S. government securities (Long-term)	—	—
Total	$45,461,043	$36,569,635

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	512,254	$4,820,905	1,061,545	$10,174,533
Shares issued in connection with
reinvestment of distributions	127,976	1,197,419	139,248	1,336,380
	640,230	6,018,324	1,200,793	11,510,913
Shares repurchased	(1,284,195)	(11,750,258)	(901,120)	(8,655,114)
Net increase (decrease)	(643,965)	$(5,731,934)	299,673	$2,855,799

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	231	2,083	338	3,232
	231	2,083	338	3,232
Shares repurchased	(5,006)	(47,223)	(7,488)	(71,577)
Net decrease	(4,775)	$(45,140)	(7,150)	$(68,345)

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	98,502	$923,419	218,293	$2,094,898
Shares issued in connection with
reinvestment of distributions	6,734	62,987	14,798	141,817
	105,236	986,406	233,091	2,236,715
Shares repurchased	(258,225)	(2,413,995)	(864,418)	(8,270,730)
Net decrease	(152,989)	$(1,427,589)	(631,327)	$(6,034,015)

42 Minnesota Tax Exempt Income Fund

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	315,749	$2,959,012	361,914	$3,488,550
Shares issued in connection with
reinvestment of distributions	16,157	151,535	12,448	119,699
	331,906	3,110,547	374,362	3,608,249
Shares repurchased	(432,885)	(3,942,318)	(28,406)	(272,764)
Net increase (decrease)	(100,979)	$(831,771)	345,956	$3,335,485

	YEAR ENDED 5/31/22		YEAR ENDED 5/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	5,257,028	$47,876,997	2,400,102	$23,084,071
Shares issued in connection with
reinvestment of distributions	186,660	1,746,087	155,207	1,492,118
	5,443,688	49,623,084	2,555,309	24,576,189
Shares repurchased	(3,133,562)	(28,238,914)	(704,894)	(6,776,575)
Net increase	2,310,126	$21,384,170	1,850,415	$17,799,614

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 5/31/21	cost	proceeds	income	of 5/31/22
Short-term investments
Putnam Short Term
Investment Fund**	$390,135	$35,840,039	$35,900,800	$2,252	$329,374
Total Short-term
investments	$390,135	$35,840,039	$35,900,800	$2,252	$329,374

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of Minnesota and may be affected by economic and political developments in that state.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets

Minnesota Tax Exempt Income Fund 43

are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	40
OTC total return swap contracts (notional)	$7,900,000
Centrally cleared total return swap contracts (notional)	$4,300,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$377,581	Payables	$101,984
Total		$377,581		$101,984

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$350,523	$(1,290,737)	$(940,214)
Total	$350,523	$(1,290,737)	$(940,214)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$3,341	$350,057	$353,398
Total	$3,341	$350,057	$353,398

44 Minnesota Tax Exempt Income Fund

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

		Morgan Stanley & Co.
	Citibank, N.A.	International PLC	Total
Assets:
OTC Total return swap contracts*#	$100,338	$277,243	$377,581
Total Assets	$100,338	$277,243	$377,581
Liabilities:
OTC Total return swap contracts*#	$101,984	$—	$101,984
Total Liabilities	$101,984	$—	$101,984
Total Financial and Derivative Net Assets	$(1,646)	$277,243	$275,597
Total collateral received (pledged)†##	$—	$250,000
Net amount	$(1,646)	$27,243
Controlled collateral received (including
TBA commitments)**	$—	$250,000	$250,000
Uncontrolled collateral received	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$—	$—	$—

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 9: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Federal tax information (Unaudited)

The fund has designated 100% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

The Form 1099 that will be mailed to you in January 2023 will show the tax status of all distributions paid to your account in calendar 2022.

Minnesota Tax Exempt Income Fund 45

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed
Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann
Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of three private, independent oil and gas exploration and production companies: Ascent Resources, LLC, Texas American Resources Company II, LLC, and IOG Resources, LLC; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy
Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill
Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler
Born 1949, Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chair of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chair and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Photo Unavailable

Jennifer Williams Murphy
Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai
Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Board of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; and previously, a Board Member of Catholic Charities of St. Paul and Minneapolis.

46 Minnesota Tax Exempt Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of May 31, 2022, there were 100 funds in the Putnam fund complex, including 96 Putnam Funds and four funds in Putnam ETF Trust. Mses. Pillai and Murphy serve as Trustees of 76 Putnam Funds, and each other Trustee serves as Trustee of all Putnam Funds. In addition to serving as Trustees of the Putnam Funds, Dr. Hill, Mses. Domotorffy and Sutphen, and Mr. Ahamed serve as Trustees of Putnam ETF Trust.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Minnesota Tax Exempt Income Fund 47

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Martin Lemaire (Born 1984)	Director of Operational Compliance, Putnam
Vice President and Derivatives Risk Manager	Investments and Putnam Retail Management
Since 2022
Risk Manager and Risk Analyst, Putnam Investments

Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

48 Minnesota Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
Independent Registered	Governance, Assistant Clerk,	Principal Accounting Officer,
Public Accounting Firm	and Assistant Treasurer	and Assistant Treasurer
PricewaterhouseCoopers LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

May 31, 2022	$35,197	$ —	$7,296	$ —
May 31, 2021	$37,773	$ —	$7,088	$ —

For the fiscal years ended May 31, 2022 and May 31, 2021, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $336,247 and $316,388 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

May 31, 2022	$ —	$328,951	$ —	$ —
May 31, 2021	$ —	$309,300	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam MinnesotaTax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: July 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: July 28, 2022